EXHIBIT A


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Month                          February-01
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Feb-01
Current Calculation Date       9-Feb-01
Previous Payment Date          16-Jan-01
Previous Calculation Date      9-Jan-01
----------------------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates
----------------------------------------------------------------------------------------------
                                    Prior         Deposits     Withdrawals      Balance on
                                   Balance                                   Calculation Date
                                  9-Jan-01                                       9-Feb-01
----------------------------------------------------------------------------------------------
Expense Account                   7,338,858.04   2,043,149.82  (3,348,438.59)    6,033,569.27
Collection Account               17,637,493.15  19,014,699.45 (17,637,493.15)   19,014,699.45
Aircraft Purchase Account                    -              -              -                -
Liquidity Reserve cash balance   49,209,891.00              -              -    49,209,891.00
----------------------------------------------------------------------------------------------
Total                            74,186,242.19  21,057,849.27 (20,985,931.74)   74,258,159.72
----------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity
----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                     7,338,858.04
Transfer from Collection Account on previous Payment Date                        2,002,644.58
Permitted Aircraft Accrual                                                                  -
Interim Transfer from Collection Account                                                    -
Transfers from Aircraft Purchase Account                                                    -
Interest Income                                                                     40,505.24
Balance on current Calculation Date
 - Payments on previous payment date                                              (752,644.58)
 - Interim payments                                                             (2,595,794.01)
 - Other                                                                                    -
----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                              6,033,569.27
----------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity
----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                    17,637,493.15
Collections during period
 - Lease rentals                                                                15,573,997.10
 - Maintenance reserves                                                          2,456,482.33
 - Other leasing income                                                            500,318.50
 - Interest income                                                                 333,901.52
 - Lease rental received in error                                                  150,000.00
 - Interim transfer to Expense A/C                                                          -
Transfers from Aircraft Purchase Account                                                    -
Drawings under Credit or Liquidity Enhancement Facilities                                   -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                      -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                      (2,002,644.58)
 - Permitted Aircraft Modifications                                                         -
Net Swap payments on previous Payment Date                                         (88,223.60)
Aggregate Note Payments on previous Payment Date                               (15,546,624.97)
----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                             19,014,699.45
----------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                30,000,000.00
Cash Held
 - Accrued Expenses                                             6,033,569.27
 - Security Deposits                                           19,209,891.00    25,243,460.27
Morgan Stanley Facility                                                         30,000,000.00
ILFC Facility
   - Letter of Credit                                          20,000,000.00
   -Security Deposits                                          20,803,851.00    40,803,851.00
                                                                             -----------------
Liquidity Reserve Amount                                                       126,047,311.27
                                                                             -----------------

Minimum Liquidity Reserve Amount                                                30,000,000.00

----------------------------------------------------------------------------------------------



                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                   15-Feb-01
Current Calculation Date               9-Feb-01
Previous Payment Date                  16-Jan-01
Previous Calculation Date              9-Jan-01
----------------------------------------------------------------------------------------------------------------

Balance in Collection Account                                                                     19,014,699.45
Liquidity Reserve Amount                                                                         126,047,311.27
                                                                                              ------------------
Available Collections                                                                            145,062,010.72
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(i)          Required Expense Amount
              - Servicer Fee                                                       598,724.26
              - Administration Agent Fee                                            64,152.55
              - Other Service Providers                                             12,500.01
              - Accrued Expenses                                                 3,000,000.00
                                                                                -------------
             Total Required Expense Amount                                                         3,675,376.82
(ii)  a)     Class A Interest but excluding Step-up                                                7,128,610.17
      b)     Swap Payments other than subordinated swap payments                                     827,845.85
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
      b)     First Collection Account top-up (Minimum liquidity reserve $30 m)                    30,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        890,681.87
(vi)         Class B Minimum principal payment                                                       215,781.58
(vii)        Class C Interest                                                                      1,009,825.00
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,420.25
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley
             Facilities)                                                                                      -
      b)     Second collection account top-up                                                     96,047,311.27
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                             364,893.30
(xiv)        Class C Scheduled principal                                                             120,000.00
(xv)         Class D Scheduled principal                                                              11,000.00
(xvi)        Permitted accruals for Modifications                                                             -
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        3,973,264.61
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                         145,062,010.72
             less collection Account Top Ups (iii) (b) and (xi) (b) above                        126,047,311.27
                                                                                              ------------------
                                                                                                  19,014,699.45
                                                                                              ==================

----------------------------------------------------------------------------------------------------------------



                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                     15-Feb-01
Current Calculation Date                 9-Feb-01
Previous Payment Date                    16-Jan-01
Previous Calculation Date                9-Jan-01
-------------------------------------------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass
-------------------------------------------------------------------------------------------------------------------------
                                            Subclass        Subclass        Subclass       Subclass          Total
Floating Rate Notes                            A-2             A-3            A-4             A-5           Class A
-------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                               5.88250%        5.88250%       5.88250%         5.88250%
Applicable Margin                               0.3500%         0.5200%        0.5400%          0.5800%
Applicable Interest Rate                       6.23250%        6.40250%       6.42250%         6.46250%
Day Count                                       Act/360         Act/360        Act/360          Act/360
Actual Number of Days                                30              30             30               30
Interest Amount Payable                    1,073,685.86    3,094,541.67   1,070,416.67     1,889,965.97
Step-up Interest Amount Payable                 NA              NA            NA               NA
-------------------------------------------------------------------------------------------------------------------------
Total Interest Paid                        1,073,685.86    3,094,541.67   1,070,416.67     1,889,965.97      7,128,610.17
-------------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                   15-Sep-05       15-Mar-02      15-Mar-03        15-Jun-08
Excess Amortization Date                      15-Apr-98       15-Mar-02      15-Mar-03        15-Apr-00
-------------------------------------------------------------------------------------------------------------------------
Original Balance                         340,000,000.00  580,000,000.00  200,000,000.00  400,000,000.00
Opening Outstanding Principal Balance    206,726,519.07  580,000,000.00  200,000,000.00  350,941,456.35  1,337,667,975.42
-------------------------------------------------------------------------------------------------------------------------
Extended Pool Factors                            73.97%          100.00%        100.00%         100.00%
Pool Factors                                     62.64%         100.00%         100.00%          88.70%
-------------------------------------------------------------------------------------------------------------------------
Extension Amount                                      -               -               -               -
Pool Factor Amount                                    -               -               -               -
Surplus Amortisation                       1,472,882.07               -               -    2,500,382.54
-------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution Amount        1,472,882.07               -               -    2,500,382.54      3,973,264.61
-------------------------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
-------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    205,253,637.00  580,000,000.00  200,000,000.00  348,441,073.81  1,333,694,710.81
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                           Subclass      Subclass        Total
Floating Rate Notes                           B-1           B-2         Class B
------------------------------------------------------------------------------------
Applicable LIBOR                               5.8825%       5.8825%
Applicable Margin                              0.6500%       1.0500%
Applicable Interest Rate                      6.53250%      6.93250%
Day Count                                      Act/360       Act/360
Actual Number of Days                               30            30
Interest Amount Payable                     457,530.60    433,151.27
Step-up Interest Amount Payable                NA            NA
------------------------------------------------------------------------------------
Total Interest Paid                         457,530.60    433,151.27     890,681.87
------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Mar-13     15-Mar-07
Excess Amortisation Date                     15-Apr-98     15-Mar-07
------------------------------------------------------------------------------------
Original Balance                        100,000,000.00 75,000,000.00
Opening Outstanding Principal Balance    84,046,953.26 74,977,500.00 159,024,453.26
------------------------------------------------------------------------------------
Extended Pool Factors                           92.46%       100.00%
Pool Factors                                    88.23%        99.96%
------------------------------------------------------------------------------------
Extension Amount                                     -             -
Pool Factor Amount                                   -      7,500.00
Surplus Amortisation                        573,174.88             -
------------------------------------------------------------------------------------
Total Principal Distribution Amount         573,174.88      7,500.00     580,674.88
------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    83,473,778.38 74,970,000.00 158,443,778.38
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------                ----------------
                                           Subclass       Subclass         Total                         Subclass
Fixed Rate Notes                              C-1            C-2          Class C                          D-1
------------------------------------------------------------------------------------                ----------------
Applicable Interest Rate                      6.90000%       9.60000%                                       8.70000%
Day count                                     30 / 360       30 / 360                                       30 / 360
Number of Days                                      30             30                                             30
Interest Amount Payable                     569,825.00     440,000.00                                     797,420.25
------------------------------------------------------------------------------------                ----------------
Total Interest Paid                         569,825.00     440,000.00   1,009,825.00                      797,420.25
------------------------------------------------------------------------------------                ----------------
Expected Final Payment Date                  15-Mar-13      15-Oct-16                                      15-Mar-14
Excess Amortisation Date                     15-Mar-13      15-Oct-16                                      15-Mar-10
Original Balance                         100,000,000.00 55,000,000.00                                 110,000,000.00
Opening Outstanding Principal Balance     99,100,000.00 55,000,000.00 154,100,000.00                  109,989,000.00
------------------------------------------------------------------------------------                ----------------
Extended Pool Factors                           100.00%       100.00%                                        100.00%
Expected Pool Factors                            98.98%       100.00%                                         99.98%
------------------------------------------------------------------------------------                ----------------
Extended Amount                                      -             -                                              -
Expected Pool Factor Amount                 120,000.00             -                                      11,000.00
Surplus Amortisation                                 -             -
-----------------------------------------
------------------------------------------------------------------------------------                ----------------
Total Principal Distribution Amount         120,000.00             -     120,000.00                       11,000.00
------------------------------------------------------------------------------------                ----------------
Redemption Amount                                    -             -                                              -
- amount allocable to principal                      -             -                                              -
- amount allocable to premium                        -             -                                              -
------------------------------------------------------------------------------------                ----------------
Closing Outstanding Principal Balance    98,980,000.00 55,000,000.00 153,980,000.00                  109,978,000.00
------------------------------------------------------------------------------------                ----------------



                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                            15-Feb-01
Current Calculation Date                         9-Feb-01
Previous Payment Date                           16-Jan-01
Previous Calculation Date                        9-Jan-01
------------------------------------------------------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                15-Feb-01
End of Interest Accrual Period                  15-Mar-01
Reference Date                                  13-Mar-01

------------------------------------------------------------------------------------------------------------------------------
                                                 A-2           A-3           A-4          A-5          B-1          B-2
------------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                 5.56875%      5.56875%      5.56875%     5.56875%    5.56875%       5.56875%
Applicable Margin                                 0.3500%       0.5200%       0.5400%      0.5800%     0.6500%        1.0500%
Applicable Interest Rate                          5.9188%       6.0888%       6.1088%      6.1488%     6.2188%        6.6188%
Actual Pool Factor                                 60.37%       100.00%       100.00%       87.11%      83.47%         99.96%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Fixed Rate Notes                                 C-1           C-2           D-1
--------------------------------------------------------------------------------------
Actual Pool Factor                                 98.98%       100.00%        99.98%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

6. Payments per $ 100,000 Initial Outstanding Principal Balance of Notes
------------------------------------------------------------------------------------------------------------------------------
(a) Floating Rate Notes                          A-2           A-3           A-4          A-5          B-1          B-2
------------------------------------------------------------------------------------------------------------------------------
Opening Outstanding Principal Balance           60,801.92    100,000.00    100,000.00    87,735.36   84,046.95      99,970.00
Total Principal Payments                           433.20             -             -       625.10      573.17          10.00
Closing Outstanding Principal Balance           60,368.72    100,000.00    100,000.00    87,110.27   83,473.78      99,960.00

Total Interest                                     315.79        533.54        535.21       472.49      457.53         577.54
Total Premium                                     0.0000%       0.0000%       0.0000%      0.0000%     0.0000%        0.0000%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(b) Fixed Rate Notes                             C-1           C-2           D-1
--------------------------------------------------------------------------------------
Opening Outstanding Principal Balance           99,100.00    100,000.00     99,990.00
Total Principal Payments                           120.00             -         10.00
Closing Outstanding Principal Balance           98,980.00    100,000.00     99,980.00

Total Interest                                     569.83        800.00        724.93
Total Premium                                           -             -             -
--------------------------------------------------------------------------------------

                                       MORGAN STANLEY AIRCRAFT FINANCE
                    Cumulative Performance to Date - March 15, 2000 to February 15, 2001


                                                         All amounts in        Dollar amounts expressed as a
                                                     millions of US dollars            percentage
                                                     unless otherwise stated       of 2000 Base Case
------------------------------------------------------------------------------------------------------------------
                                                       Cumulative to Date               Cumulative to Date
                                                  Actual   Base Case   Variance     Actual   Base Case   Variance
------------------------------------------------------------------------------------------------------------------
                   CASH COLLECTIONS
 [1]               Lease Rentals                   218.1      218.1        (0.0)    100.0%     100.0%        0.0%
 [2]               - Renegotiated Leases             0.0          -         0.0       0.0%
 [3]               - Rental Resets                  (1.0)         -        (1.0)     -0.4%
 [4] S [1]..[3]    Contracted Lease Rentals        217.1      218.1        (0.9)     99.6%     100.0%        0.0%
 [5]               Movement in Current Arrears
                   Balance                          (4.7)         -        (4.7)     -2.2%       0.0%       -2.2%
                   less Net Stress-related Costs
 [6]               - Bad Debts                      (1.8)                            -0.8%
 [7]               - Security Deposits Drawn Down    1.7                              0.8%
 [8]               - Restructured Arrears              -                              0.0%
 [9]               - AOG                            (7.4)                            -3.4%
[10]               - Other Leasing Income           10.3                              4.7%
[11]               - Repossession Costs             (0.5)                            -0.2%
[12] S [6]..[11]   sub-total                         2.3       (9.8)       12.1       1.0%      -4.5%        5.5%
[13] [4]+[5]+[12]  Net Lease Rentals               214.7      208.3         6.4      98.5%      95.5%        3.0%
[14]               Interest Earned                   3.9        2.6         1.4       1.8%       1.2%        0.6%
                   Maintenance Receipts             25.6          -        25.6      11.7%       0.0%       11.7%
                   Maintenance Payments            (27.6)         -       (27.6)    -12.7%       0.0%      -12.7%
[15]               Net Maintenance                  (2.1)         -        (2.1)     -0.9%       0.0%       -0.9%
[16] S [13]..[15]  Total Cash Collections          216.6      210.8         5.7      99.3%      96.7%        2.6%
------------------------------------------------------------------------------------------------------------------
                   CASH EXPENSES
                   Aircraft Operating Expenses
[17]               - Insurance                      (0.9)                            -0.4%
[18]               - Re-leasing and other overheads (0.9)                            -0.4%
[19] [17]+[18]     sub-total                        (1.8)      (1.7)       (0.0)     -0.8%      -0.8%       0.0%
                   SG&A Expenses
                   Aircraft Servicer Fees
                   - Base Fee                       (2.7)      (2.7)        0.0      -1.2%      -1.2%       0.0%
                   - Rent Collected Fee             (2.6)      (2.6)        0.1      -1.2%      -1.2%       0.0%
                   - Rent Contracted Fee            (2.1)      (2.2)        0.1      -1.0%      -1.0%       0.0%
                   - Incentive Fee                     -          -           -       0.0%       0.0%       0.0%
[20]               sub-total                        (7.4)      (7.5)        0.1      -3.4%      -3.5%       0.1%
                   Other Servicer Fees
                   Cabot                            (1.0)      (1.0)        0.0      -0.5%      -0.5%        0.0%
                   Other Service Providers          (1.4)      (0.7)       (0.8)     -0.7%      -0.3%       -0.4%
[21]               sub-total                        (2.4)      (1.7)       (0.7)     -1.1%      -0.8%       -0.3%
[22] S [19]..[21]  Total Cash Expenses             (11.6)     (11.0)       (0.6)     -5.3%      -5.0%       -0.3%
                   NET CASH COLLECTIONS
[23] [16]          Total Cash Collections          216.6      210.8         5.7      99.3%      96.7%        2.6%
[24] [22]          Total Cash Expenses             (11.6)     (11.0)       (0.6)     -5.3%      -5.0%       -0.3%
[25]               Drawings from Expense Account    31.7          -        31.7      14.5%       0.0%       14.5%
[26]               Transfer to Expense Account     (34.9)         -       (34.9)    -16.0%       0.0%      -16.0%
[27]               Interest Payments              (120.2)    (113.3)       (6.9)    -55.1%     -52.0%       -3.2%
[28]               Swap Payments                    (3.3)      (9.4)        6.1      -1.5%      -4.3%        2.8%
[29]               Exceptional Items                   -          -           -       0.0%       0.0%        0.0%
[30] S [23]..[29]  TOTAL                            78.2       77.2         1.0      35.8%      35.4%        0.5%
                                                  ===============================================================
------------------------------------------------------------------------------------------------------------------
[31]           PRINCIPAL PAYMENTS
               subclass A2                          19.4       19.3         0.1       8.9%       8.8%        0.1%
               subclass A3                             -          -           -       0.0%       0.0%        0.0%
               subclass A4                             -          -           -       0.0%       0.0%        0.0%
               subclass A5                          51.6       50.7         0.9      23.6%      23.2%        0.4%
               subclass B1                           6.2        6.2           -       2.9%       2.9%        0.0%
               subclass B2                           0.0        0.0           -       0.0%       0.0%        0.0%
               subclass C1                           0.9        0.9           -       0.4%       0.4%        0.0%
               subclass C2                             -          -           -       0.0%       0.0%        0.0%
               subclass D1                           0.0        0.0           -       0.0%       0.0%        0.0%
               Total                                78.2       77.2         1.0      35.8%      35.4%        0.5%
                                                  ===============================================================
------------------------------------------------------------------------------------------------------------------
               Debt Balances
               subclass A2                         205.3      205.4         0.1
               subclass A3                         580.0      580.0           -
               subclass A4                         200.0      200.0           -
               subclass A5                         348.4      349.3         0.9
               subclass B1                          83.5       83.5           -
               subclass B2                          75.0       75.0           -
               subclass C1                          99.0       99.0           -
               subclass C2                          55.0       55.0           -
               subclass D1                         110.0      110.0           -
               TOTAL                             1,756.1    1,757.1         1.0
                                                 ==============================
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Note:             Report Line Name                                             Description
------------------------------------------------------------------------------------------------------------------------------------
                    CASH COLLECTIONS
  [1]               Lease Rentals                    Assumptions per the March 2000 Prospectus, the "2000 Base Case".
  [2]               - Renegotiated Leases            Loss in rental revenue caused by a lessee negotiating a reduction in the lease rental.
  [3]               - Rental Resets                  Loss in rental when new lease rates are lower than those assumed in the 2000
                                                     Base Case.
  [4] S [1]..[3]    Contracted Lease Rentals         Current Contracted Lease Rentals less adjustments for renegotiated leases and rental resets.
  [5]               Movement in Current Arrears      Current Contracted Lease Rentals not received as at the latest Calculation
                    Balanace                         Date, excluding Bad Debts.
                    less Net Stress-related Costs
  [6]               - Bad Debts                      Rental Arrears owed by lessees who have defaulted and which are deemed irrecoverable.
  [7]               - Security Deposits Drawn Down   Amounts drawn down from Security Deposits to offset arrears or Bad Debts.
  [8]               - Restructured Arrears           Current Arrears that have been capitalized and restructured into a note payable.
  [9]               - AOG                            Base Case lease rental lost when an aircraft is off-lease and non-revenue earning.
 [10]               - Other Leasing Income           Includes lease termination payments, rental guarantees and late payments charges.
 [11]               - Repossession Costs             Legal and technical costs incurred as a result of repossessing an aircraft.
 [12] S [6]..[11]   sub-total
 [13]  [4]+[5]+[12] Net Lease Rentals                Contracted Lease Rentals less Movement in Current Arrears Balance and Net
                                                     Stress related costs
 [14]               Interest Earned                  Interest earned on monthly cash balances held in Collection and Expense
                                                     Accounts.
 [15]               Net Maintenance                  Maintenance Revenue Reserve received less any reimbursements paid to lessees.
 [16] S [14]..[16]  Total Cash Collections           Net Lease Rentals + Interest Earned + Net Maintenance
------------------------------------------------------------------------------------------------------------------------------------
                    CASH EXPENSES
                    Aircraft Operating Expenses      All operational costs related to the leasing of aircraft.
 [17]               - Insurance                      Premium for contingent insurance policies.
 [18]               - Re-leasing and other overhead  Miscellaneous re-delivery and leasing costs associated with re-leasing events.
 [19]  [17]+[18]    sub-total
                    SG&A Expenses                    All fees paid to the Aircraft Servicer and to other service providers.
 [20]               Aircraft Servicer Fees           Monthly and annual fees paid to the Aircraft Servicer, ILFC.
                    - Base Fee                       Fixed amount per month per aircraft and changes only as aircraft are acquired or sold.
                    - Rent Collected Fee             Amount equal to approximately 1.25% of rentals received during the previous calendar month.
                    - Rent Contracted Fee            Amount equal to 1.00% of rentals contracted in the current calendar month.
                    - Incentive Fee                  Annual fee paid to Servicer for performance above an annually agreed target.
 [21]               Other Servicer Fees              Fees paid to other service providers including the Administrative Agent,
                                                     Financial Advisor and Independent Trustees
 [22] S [19]..[21]  Total Cash Expenses              Aircraft Operating Expenses + SG&A Expenses
------------------------------------------------------------------------------------------------------------------------------------
                    NET CASH COLLECTIONS
 [23] [16]          Total Cash Collections           as per line 17 above.
 [24] [22]          Total Cash Expenses              as per line 24 above.
 [25]               Drawings from Expense Account    Cash drawn from the Expense Account and used to pay for expenses during the period.
 [26]               Transfer to Expense Account      Cash set aside in the Expense Account to pay for future expected expense obligations.
 [27]               Interest Payments                Interest Payments to Noteholders on all outstanding debt.
 [28]               Swap Payments                    Net Swap Payments (paid)/received.
 [29]               Exceptional Items                Cash flows that occur infrequently and are outside the normal business activities of MSAF Group.
 [30] S [24]..29]   TOTAL
 [31]               PRINCIPAL PAYMENTS               Principal Payments to Noteholders.
------------------------------------------------------------------------------------------------------------------------------------

                                                 MORGAN STANLEY AIRCRAFT FINANCE
                              Cumulative Performance to Date - March 15, 2000 to February 15, 2001
                                  all amounts in millions of US dollars unless otherwise stated

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Actual                   2000 Base Case     Variance
       Source of Funds
       Net Cash Collections                               78.2                   77.2                    1.0
       Add Back Interest                                 120.2                  113.3                    6.9
       Add Back Swap Payments                              3.3                    9.4                   (6.1)
                                                     ---------               --------                -------
  a                                                      201.7                  199.9                    1.8
                                                     ---------               --------                -------
       Application of Funds
  b    Swap Payments                                       3.3                    9.4                   (6.1)
  c    Class A Interest                                   89.3                   83.1                    6.2
  d    Class A Minimum                                     5.8                    4.8                    1.0
  e    Class B Interest                                   11.0                   10.3                    0.7
  f    Class B Minimum                                     4.0                    4.0                      -
  g    Class C Interest                                   11.1                   11.1                      -
  h    Class C Minimum                                       -                      -                      -
  I    Class D Interest                                    8.8                    8.8                      -
  j    Class D Minimum                                       -                      -                      -
  k    Class A Scheduled                                   0.8                    0.2                    0.6
  l    Class B Scheduled                                   2.3                    2.3                      -
  m    Class C Scheduled                                   0.9                    0.9                      -
  n    Class D Scheduled                                     -                      -                      -
  o    Permitted Aircraft Modifications                      -                      -                      -
  p    Class A Supplemental                               64.4                   65.0                   (0.6)
                                                     ---------               --------                -------
                                                         201.7                  199.9                    1.8
                                                     ---------               --------                -------
-----------------------------------------------------------------------------------------------------------------------------------
 [1]   Interest Coverage Ratio
       Class A                                            2.18                   2.16  = a / (b+c)
       Class B                                            1.84                   1.86  = a / (b+c+d+e)
       Class C                                            1.62                   1.63  = a / (b+c+d+e+f+g)
       Class D                                            1.51                   1.52  = a / (b+c+d+e+f+g+h+i)
 [2]   Debt Coverage Ratio
       Class A                                            1.50                   1.52  = a / (b+c+d+e+f+g+h+i+j+k)
       Class B                                            1.48                   1.49  = a / (b+c+d+e+f+g+h+i+j+k+l)
       Class C                                            1.47                   1.48  = a / (b+c+d+e+f+g+h+i+j+k+l+m)
       Class D                                            1.47                   1.48  = a / (b+c+d+e+f+g+h+i+j+k+l+m+n)

-----------------------------------------------------------------------------------------------------------------------------------
       Loan-to-Value Ratios       2000 Base Case          Actual             2000 Base Case
                                     15-Mar-00           15-Feb-01             15-Feb-01
-----------------------------------------------------------------------------------------------------------------------------------
 [3]   Assumed Portfolio Value        2,049.1                                    1,970.1
 [4]   Adjusted Portfolio Value                           1,879.9
       Liquidity Reserve Amount
         - Cash                          30.0                30.0                   30.0
         - Accrued Expenses               6.0                 9.0                    9.0
         - Security Deposits              7.1                19.2                   19.2
       subtotal cash                     43.1                58.2                   58.2
         - Letters of Credit             82.1                70.8                   70.8
       Total Liquidity Reserve          125.2               129.0                  129.0
 [5]   Total Asset Value              2,174.3             2,008.9                2,099.1
       Note Balance
       Class A                        1,404.7    64.6%    1,333.7     66.4%      1,334.7     63.6%
       Class B                          164.7    72.2%      158.4     74.3%        158.4     71.1%
       Class C                          154.9    79.3%      154.0     81.9%        154.0     78.5%
       Class D                          110.0    84.4%      110.0     87.4%        110.0     83.7%
-----------------------------------------------------------------------------------------------------------------------------------
       Total                          1,834.3             1,756.1                1,757.1
-----------------------------------------------------------------------------------------------------------------------------------

[1] Interest Coverage Ratio is equal to Net Cash Collections, before interest and swap payments, expressed as a ratio of the swap costs and interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Coverage Ratio is equal to Net Cash Collections before interest and swap payments, expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Initial Appraised Value of each aircraft in the Portfolio multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as determined by the most recent Appraisal multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders.

[5] Total Asset Value is equal to Total Portfolio Value plus Liquidity Reserve Amount.